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                                                                      Exhibit 32


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Cantel Medical Corp. (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended July 31, 2003 as filed with the Securities and Exchange Commission (the "Form 10-K") that, to the best of their knowledge:

          1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 29, 2003


                                        /s/ James P. Reilly
                                        ------------------------------
                                        James P. Reilly
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)


                                        /s/ Craig A. Sheldon
                                        ---------------------------
                                        Craig A. Sheldon
                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Principal Financial
                                        and Accounting Officer)